FOR IMMEDIATE RELEASE FEBRUARY 2, 2005
Contact:	Lawrence Pemble Robert C. Goodwin, Jr. Chindex International, Inc. (301) 215-7777

CHINDEX INTERNATIONAL ANNOUNCES CONFERENCE CALL TO DISCUSS ITS RELEASE OF FISCAL 2005 THIRD QUARTER
RESULTS ON THURSDAY, FEBRUARY 10, 2005

BETHESDA, Maryland, February 2, 2005 — Chindex International, Inc. (NASDAQ: ) a leading independent American provider of Western healthcare products distribution and healthcare services in the People’s Republic of China, announced that it intends to release its financial results for the third quarter ended December 31, 2004, on Thursday, February 10, 2005.

Chindex’s management will also host a conference call on Thursday, February 10, 2005 at 10:00 a.m. Eastern (North America time) 11:00 p.m. China and Hong Kong time to discuss its financial results.

To participate, international callers dial 706-643-0393, domestic callers dial 800-451-9102 approximately 10 minutes before the conference call is scheduled to begin. The pass code for the call is 3860194.

The telephone replay will be available two hours after the call at (international) 706-645-9291 and (domestic) 800-642-1687, pass code 3860194, and continue to be available through February 17, 2005.

About Chindex International, Inc.

Chindex is an American company operating in several healthcare sectors of the Chinese marketplace, including Hong Kong. It provides representative and distribution services to a number of major multinational companies including Siemens AG (ultrasound systems) and Guidant (interventional cardiology products including stents, balloon catheters and guide wires). Its distribution channels to the retail pharmacy industry in China have been developed through a relationship with a major multinational cosmetics manufacturer. It also provides healthcare services through the operations of its private hospital corporation in China. With twenty-three years of experience, over 800 employees, and operations in the United States, China and Hong Kong, the Company’s strategy is to expand its cross-cultural reach by providing leading edge technologies, quality products and services to Greater China’s professional communities. Further company information may be found at the Company’s websites, www.chindex.com and www.unitedfamilyhospitals.com.

Some of the information in this release may contain statements regarding future expectations, plans, prospects for performance of the Company that constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. The Company cannot guarantee future results, levels of activity, performance or achievements. The numbers discussed in this release also involve risks and uncertainties. The following factors, among others, could cause actual results to differ materially from those described by such statements: our ability to manage our growth and maintain adequate controls, the loss of services of key personnel, general market conditions including inflation or foreign currency fluctuations, our dependence on relationships with suppliers, the timing of our revenues and fluctuations in financial performance, the availability to our customers of third-party financings, product liability claims and product recalls, competition, hiring and retaining qualified sales and service personnel, management of inventory, relations with foreign trade corporations, dependence on sub-distributors and dealers, completion and opening of healthcare facilities, attracting and retaining qualified physicians and other hospital personnel, regulatory compliance, the cost of malpractice , our dependence on our information systems, the economic policies of the Chinese government, the newness and undeveloped nature of the Chinese legal system, the regulation of the conversion of Chinese currency, future epidemics in China such as SARS, the control over our operation by insiders, continuity of relationships with existing suppliers, and those other factors contained in the section titled “Risk Factors” as set forth on page 7 of the Company’s Registration Statement on Form S-1 (File No. 333-114299) declared effective by the Securities and Exchange Commission on July 30, 2004, as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. The forward-looking statements and numbers contained herein represent the judgment of the Company, as of the date of this press release, and the Company disclaims any intent or obligation to update such forward-looking statements to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions, circumstances on which such statements are based.

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